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                         THE TARGET PORTFOLIO TRUST SM
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               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                 DATED MAY 1, 1999 (AS AMENDED ON MAY 27, 1999)

Investment Advisory and Other Services

   The section entitled 'Investment Advisory and Other Services--Manager and Advisers' is amended as follows.

   The first paragraph under 'Large Capitalization Growth Portfolio' is amended to read in its entirety as follows:

      Columbus Circle Investors (CCI), Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902, serves as one of two Advisers to the Large Capitalization Growth Portfolio. CCI has been an Adviser to the Portfolio since January 2, 1995. CCI is a Delaware general partnership with two partners. CCIP LLP, CCI's general partner, owns over 99% of CCI. Columbus Circle Investors Management Inc. (CCIM), the other partner, owns the rest of CCI. Both CCIP LLP and CCIM are owned by five of the managing directors of CCI. As of June 30, 1999, CCI had approximately $4.7 billion in assets under management.

   The second paragraph under 'Small Capitalization Value Portfolio' is amended to read in its entirety as follows:

      Fleming Asset Management USA (Fleming USA), 320 Park Avenue, New York, NY 10022 serves as the second Adviser to the Portfolio. Fleming USA has been an Adviser to the Portfolio since August 26, 1999. Fleming USA is a division of Robert Fleming, Inc., which is a wholly-owned subsidiary of Robert Fleming Holdings.

The date of this Supplement is August 27, 1999.

TMF158C2